Exhibit 23.2

                              Accountants' Consent
                              --------------------

The board of directors
Regency Realty Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                       /s/ KPMG LLP

                                       KPMG LLP


Jacksonville, Florida
August 28, 2000